united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22808

PREDEX

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Michael Achterberg, PREDEX

18500 Von Karman Ave, Suite 350 Irvine, CA 92612

(Name and address of agent for service)

Registrant's telephone number, including area code: 949-336-3445

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

PREDEX

Annual Report

April 30, 2017

INVESTOR INFORMATION: (877) 940-7202

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of PREDEX. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

We are pleased to provide you with the PREDEX (the “Fund”) annual report. PREDEX commenced operations July 1, 2016 and ended its fiscal year with investments in 15 non-listed institutional real estate funds.

The Fund’s investments represent more than 1,400 properties in over $111 billion of real estate.

Portfolio		Gross Asset
Allocation		Value ($B)	Properties
8.2%	AEW Core Property Trust	$ 7.2	63
4.0%	American Core Realty Fund	5.7	72
8.2%	Barings Core Property Fund	4.1	60
3.9%	BlackRock US Core Property Fund	2.6	39
3.9%	Clarion Lion Properties Fund	9.7	130
3.9%	Guggenheim US Property Fund	1.6	46
9.7%	Invesco Core Real Estate USA	11.3	91
7.1%	JLL Income Property Trust -- Class M-I	2.3	70
9.8%	MEPT Edgemoor LP	8.7	89
3.9%	Prologis Targeted U.S. Logistics Holdings, LP	5.6	172
9.7%	Prudential – PRISA LP	23.7	273
7.0%	Sentinel Real Estate Fund	1.7	28
7.0%	Stockbridge Smart Markets Fund	1.9	53
9.7%	UBS Trumbull Property Fund	23.5	219
3.9%	USAA US Government Building Fund	2.1	10
100.0%	TOTAL	$111.7	1,415

Information is unaudited and holdings are subject to change. The underlying fund data is as of December 31, 2016 based on allocations by the Fund as of April 30, 2017.

PREDEX delivered a +1.27% total return for its inaugural operational period of 10 months ending April 30, 2017. The performance was hindered by its cash position which remained over 50% well into March 2017 in order to meet federal tax diversification requirements. A significant capital contribution near the end of March allowed the Fund to achieve a more fully invested portfolio. The Fund was 92% invested effective April 1st and ended the fiscal year with 80% invested after the receipt of additional capital contributions.

PREDEX seeks to continue to provide low volatility and relatively low correlation to the other major asset classes. The Fund is already well diversified by fund manager, property type and geography.

SECTOR DIVERSIFICATION (unaudited)

GEOGRAPHIC DIVERSIFICATION (unaudited)

Allocation, Sector and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the underlying fund holdings.

Importantly, the Fund is now available to wealth managers with custodial relationships at Schwab, Fidelity, TD Ameritrade and Pershing. We believe this will facilitate the future growth and distribution of PREDEX.

We anticipate the addition of substantial capital over the next fiscal year and will continue to invest in additional private institutional U.S. core funds. We thank you for your investment.

Sincerely,

J. Grayson Sanders	Michael Achterberg
Chief Investment Officer	Portfolio Manager

5440 NLD 6/26/2017

PREDEX
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

Comparison of the Change in Value of a $10,000 Investment (since commencement date through April 30, 2017):

The Fund’s performance for the period ended April 30, 2017, compared to its benchmarks:

Return Since
Total Returns as of April 30, 2017	Commencement*

PREDEX	1.27%

Bloomberg Barclays Aggregate Bond Index	(0.98)%

S&P 500 Total Return Index	15.54%

*	Date of organization was February 5, 2013. The Fund commenced trading operations on July 1, 2016.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please call 877-940-7202.

The Fund’s investment adviser has contractually agreed to reduce its fees and absorb expenses of the Fund at least until August 31, 2017 so that the annual operating expenses (including offering expenses, but excluding taxes interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.20% per annum of the Fund’s average daily net assets, Without the waiver the expenses would have been 3.63% annualized. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

PREDEX
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2017

Portfolio Composition as of April 30, 2017 (Unaudited)

Percent of
Net Assets

Private Investment Funds	59.8%
Public Non-Traded Fund	4.6%
Total Real Estate Investments	64.4%
Other Assets in Excess of Liabilities	35.6%
Total Net Assets	100.0%

See the Portfolio of Investments in this Annual Report for a more detailed account of the Fund’s holdings.

PREDEX

PORTFOLIO OF INVESTMENTS

April 30, 2017

Shares		Fair Value
	REAL ESTATE INVESTMENTS (64.4%)

	Private Investment Funds * (59.8%)
2,158	AEW Core Property Trust (U.S.), Inc. - Class A	$2,099,716
9	American Core Realty Fund, LP	1,038,523
17,112	Barings Core Property Fund LP	2,111,501
n/a	BlackRock US Core Property Fund, LP	1,000,280
724	Clarion Lion Properties Fund, LP	1,000,301
n/a	Guggenheim Real Estate U.S. Property Fund LP	1,000,360
15	Invesco Core Real Estate USA, LP	2,502,208
1,313	MEPT Edgemoor LP	2,506,136
1,723	Prudential PRISA LP	2,501,673
808	Prologis Targeted U.S. Logistics Holdings, LP	999,798
21	Sentinel Real Estate Fund, LP	1,801,083
1,230	Stockbridge Smart Markets Fund, LP	1,800,439
233	UBS Trumbull Property Fund LP	2,500,116
n/a	USAA US Government Building Open-End Feeder 1, LP	999,160
	Total Private Investment Funds (Cost $23,765,730)	23,861,294

	Public Non-Traded Fund (4.6%)
161,026	Jones Lang LaSalle Income Property Trust, Inc. - Class M-I	1,832,473
	Total Public Non-Traded Fund (Cost $1,788,795)

	TOTAL REAL ESTATE INVESTMENTS (Cost $25,554,525)	25,693,767

	TOTAL INVESTMENTS (64.4%)
	(Cost $25,554,525)**	25,693,767

	OTHER ASSETS IN EXCESS OF LIABILITIES (35.6%)	14,176,942
	NET ASSETS (100.0%)	$39,870,709

LP - Limited Partnership

*	Fair value estimated using Fair Valuation Procedures adopted by the Board of Trustees as discussed in Note 2.

**	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,503,396 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$191,413
Unrealized depreciation:	(1,042)
Net unrealized appreciation:	$190,371

See Notes to Financial Statements.

PREDEX

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017

ASSETS:
Investments at Fair Value (identified cost $25,554,525)	$25,693,767
Cash	7,981,797
Advance Contributions to Private Investment Funds	6,100,610
Dividends Receivable	62,691
Due from Advisor	48,446
Deferred Offering Costs	11,528
Prepaid Expenses and Other Assets	27,365
Total Assets	39,926,204

LIABILITIES:
Payable to Related Parties	14,732
Accrued Expenses and Other Liabilities	40,763
Total Liabilities	55,495

NET ASSETS	$39,870,709

COMPONENTS OF NET ASSETS:
Paid-in Capital	$39,735,060
Accumulated Net Investment Loss	(63,813)
Accumulated Net Realized Gain on Investments	60,220
Net Unrealized Appreciation of Investments	139,242
NET ASSETS	$39,870,709

Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,582,732

Net asset value, offering and redemption price per share	$25.19

See Notes to Financial Statements.

PREDEX

STATEMENT OF OPERATIONS

For the year ended April 30, 2017

INVESTMENT INCOME:
Dividend Income	$158,724
Interest Income	579
Total Investment Income	159,303

EXPENSES:
Investment Advisory Fees	71,347
Trustees Fees	71,250
Amortization of Deferred Offering Fees	57,447
Audit and Tax Fees	51,500
Legal Fees	47,557
Administration Fees	28,308
Registration Fees	27,747
Professional Fees	25,913
Non 12b-1 Shareholder Servicing	20,783
Fund Accounting Fees	20,000
Transfer Agent Fees	18,466
Insurance Fees	17,130
Printing Fees	14,226
Custodian Fees	780
Miscellaneous Expenses	2,836
Total Expenses	475,290
Less: Expenses Waived/Reimbursed by Advisor	(318,315)
Net Expenses	156,975
Net Investment Income	2,328

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Distribution of Long-Term Capital Gain from:
Investment Funds	59,102
Net Change in Unrealized Appreciation on Investments	139,242
Net Realized and Unrealized Gain on Investments	198,344
Net Increase in Net Assets Resulting from Operations	$200,672

See Notes to Financial Statements.

PREDEX

STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2017

	For the Year	For the Year
	Ended	Ended
	April 30, 2017	April 30, 2016

INCREASE IN NET ASSETS FROM OPERATIONS:
Net Investment Income	$2,328	—
Distribution of Long-Term Capital Gain from Investment Funds	59,102
Net Change in Unrealized Appreciation on Investments	139,242	—
Net Increase in Net Assets Resulting from Operations	200,672	—

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(60,531)	—
From Net Realized Gain	(7,202)	—
Total Distributions to Shareholders	(67,733)	—

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from Shares Sold	42,427,234	—
Distributions Reinvested	1,044	—
Payments for Shares Redeemed	(2,790,508)	—
Total Beneficial Interest Transactions	39,637,770	—

Increase in Net Assets	39,770,709	—

NET ASSETS:
Beginning of Year	100,000	100,000
End of Year*	$39,870,709	$100,000

*Includes Accumulated Net Investment Loss of:	$(63,813)	$—

Share Activity:
Shares Sold	1,689,632	—
Shares Reinvested	42	—
Shares Redeemed	(110,942)	—
Net Increase in Shares of Beneficial Interest Outstanding	1,578,732	—

See Notes to Financial Statements.

PREDEX

STATEMENT OF CASH FLOWS

For the year ended April 30, 2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$200,672
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(25,495,423)
Net realized gain from investments	(59,102)
Net change in realized appreciation on investments	(139,242)
Amortization of deferred offering costs	57,447

Changes in assets and liabilities
(Increase)/Decrease in assets:
Advance Contributions to Investment Funds	(6,100,610)
Due From Investment Advisor	(117,421)
Dividends Receivable	(62,691)
Prepaid Expenses and Other Assets	(27,365)
Increase/(Decrease) in liabilities:
Payable to Related Parties	14,732
Accrued Expenses and Other Liabilities	40,763
Net cash used in operating activities	(31,688,240)

Cash flows from financing activities:
Proceeds from shares sold	42,427,234
Payment on shares redeemed	(2,790,508)
Cash distributions paid	(66,689)
Net cash provided by financing activities	39,570,037

Net increase in cash	7,881,797
Cash at beginning of year	100,000
Cash at end of year	$7,981,797

Supplemental disclosure of non-cash activity:
Non cash financing activities not included herein consists of reinvestment of dividends	$1,044

See Notes to Financial Statements

PREDEX
FINANCIAL HIGHLIGHTS
April 30, 2017

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Year (2)		For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	February 5, 2013 (1)
	April 30, 2017		April 30, 2016	April 30, 2015	April 30, 2014	to April 30, 2013

Net Asset Value, Beginning of Period	$25.00		$25.00	$25.00	$25.00	$—
From Operations:
Net investment income (a)	0.00		—	—	—	—
Net gain from investments (both relaized and unrealized)	0.31		—	—	—	—
Total from operations	0.31		—	—	—	—
Less distributions:
From net investment income	(0.11)		—	—	—	—
From net realized gain	(0.01)		—	—	—	—
Total distributions	(0.12)		—	—	—	—
Net Asset Value, End of Period	$25.19		$25.00	$25.00	$25.00	$—
Total Return (b)	1.27%		0.00%	0.00%	0.00%	0.00	% (d)
Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$39,871		$100	$100	$100	$—
Ratio of expenses to average net assets (f),
before reimbursement	3.63	% (h)	57.26%	2.25%	30.01%	0.00	% (c)(e)
net of reimbursement	1.20	% (h)	0.00%	0.00%	0.00%	0.00	% (c)
Ratio of net investment income to average net assets (g):	0.02	% (h)	0.00%	0.00%	0.00%	0.00	% (c)
Portfolio turnover rate	0%		0%	0%	0%	0	% (d)

(1)	Date of organization of the Fund

(2)	Commencement of operations was July 1, 2016.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	There were no net assets at April 30, 2013.

(f)	Does not include expenses of investment companies in which the Fund invests.

(g)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Recurring expenses that were not charged until the fund commenced operations on July 1, 2016 have been annualized.

See Notes to Financial Statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS
April 30, 2017

(1)	ORGANIZATION

PREDEX (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified, engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value. The Fund’s investment advisor is PREDEX Capital Management, LLC (the “Advisor”).

The investment objective of the Fund is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility.

The Fund was organized as a statutory trust on February 5, 2013 (date of organization), under the laws of the State of Delaware. The Fund commenced investment operations on July 1, 2016. There were no organizational costs during the period prior to commencement of trading.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund uses fair valuation procedures to value a substantial portion of its assets. The Fund uses the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Investment Funds – The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund” and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, and report a NAV per share on a calendar quarter basis. The Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Fund has deemed to be representative of the entire Private Fund market.

Fair Value Process – The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

The values assigned to fair valued investments will be based on available information and will not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Investments*	Level 1	Level 2	Level 3	Total Value
Real Estate Investments	$1,832,473	$—	$23,861,294	$25,693,767

* Refer to the Portfolio of Investments for a more detailed account of the Fund’s holdings.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

As of April 30, 2017, there was no significant change in fair value from the most recent NAV for each Private Fund. The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Private
Investment
Funds
Beginning balance	$—
Realized gain (loss)	—
Change in appreciation	92,253
Cost of purchases	23,769,041
Proceeds from sales	—
Net transfers in/out of Level 3	—
Ending balance	$23,861,294

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of April 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s April 30, 2017 tax returns. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after filing.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, with respect to the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.55% of the average daily net assets of the Fund. For the year ended April 30, 2017, the Advisor earned advisory fees of $71,347.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until August 31, 2017 so that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.20% per annum of the Fund’s average daily net assets. During the year ended April 30, 2017, the Advisor waived fees and reimbursed expenses of $318,315.

The Agreement allows the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitation. The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under the Agreement, the Advisor can only recover such amounts for a period of up to three fiscal years subsequent to the fiscal year fees were waived or reimbursed by the Advisor. As of April 30, 2017, the amount recoverable by the Advisor under the Agreement was $377,829. $2,253, $57,261 and $318,315 are subject to recapture by April 30, 2018, April 30, 2019, and April 30, 2020, respectively.

Northern Lights Distributors, LLC (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor an annual fee of $20,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trustee who serves a Chairperson of the Audit Committee receives an additional annual fee of $5,000. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

(4) INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended April 30, 2017 amounted to $25,591,094 and $0, respectively.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended April 30, 2017 was as follows:

Fiscal Year Ended April 30, 2017
Ordinary Income	$—
Long-Term Capital Gain	67,733
Return of Capital	—
$67,733

The Fund had no distributions for the year ended April 30, 2016.

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$60,220	$(31,383)	$—	$(83,559)	$190,371	$135,649

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to tax adjustments for partnerships and amortization of certain organization costs for tax purposes.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $31,383.

Permanent book and tax differences, primarily attributable to net operating losses, tax adjustments for partnerships and the reclassification of Fund distributions, resulted in reclassifications for the year ended April 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(2,710)	$(5,610)	$(8,320)

(6)	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2017

of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended April 30, 2017, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	6/16/2016	9/28/2016	12/28/2016	3/29/2017
Repurchase Request Deadline	7/15/2016	10/28/2016	1/30/2017	4/27/2017
Repurchase Pricing Date	7/15/2016	10/28/2016	1/30/2017	4/27/2017
Net Asset Value as of Repurchase Pricing Date	$25.00	$25.12	$25.10	$25.19
Amount Repurchased	$—	$133,290	$1,045,409	$1,611,809

(7)	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(8)	SUBSEQUENT EVENTS

On June 28, 2017, the Expense Limitation Agreement for the Fund was approved and renewed for an additional year effective until at least August 31, 2018. See Note 3 for a description of the Agreement’s terms and conditions.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that there are no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PREDEX

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PREDEX (the Fund) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the four years in the period then ended and for the period from February 5, 2013 (date of organization) to April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the custodian, brokers and underlying fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PREDEX as of April 30, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 5, 2013 (date of organization) to April 30, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

June 29, 2017

PREDEX

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Carol A. Broad Born: 1955	Trustee since March 2013	Trustee, San Diego City Employees’ Retirement System, April 2015 to present; Retired, March 2011 to March 2015; Director-Private Real Estate, Russell Investments, Inc. (investment adviser), Nov. 1999 to Feb. 2011.	1	None
Addison Piper Born: 1946	Trustee since May 2013	Director, Piper Jaffray Companies 2006 to present.	1	Leuthold Funds, Inc. (5 portfolios), Renaissance Learning, Inc., Piper Jaffray Companies
Dr. Kerry Vandell Born: 1947	Trustee since March 2016	Professor, University of California – Irvine, July 2006 to present	1	Steadfast Apt. REIT (Oct. 2013 to present); Shopoff Properties Trust (Jan. 2010 to Feb. 2013); Steadfast Income REIT (Oct. 2012 to Jan. 2015)

PREDEX

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2017

Interested Trustees and Officers

Name, Address*** and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
William J. Chadwick Born: 1948	Trustee since March 2013	Managing Director, Chadwick, Saylor & Co., Inc. (real estate advisory and investment banking), 1985 to present.	1	None
J. Grayson Sanders Born: 1940	President since March 2013	President and Chief Investment Officer, Managing Principal, Mission Realty Advisors, LLC (real estate advisory and investment banking), Feb., 2011 to present; None, Apr. 2010 to Jan. 2011; President, Steadfast Advisor Group, Mar. 2009 to Mar. 2010.	n/a	n/a
Michael Achterberg Born: 1963	Treasurer since July 2013, Secretary since March 2017	Chief Operating Officer, PREDEX Capital Management, Mar. 2013 to present; CFO/CCO, TriLinc Global (investment adviser), July 2012 to Oct. 2012; CFO, CSIP Group (private equity and investment banking), Nov. 2009 to Jan. 2012.	n/a	n/a
William Kimme Born: 1962	Chief Compliance Officer since March 2013	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009- September 2011).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Fund.

***	The address for all officers is c/o PREDEX, 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-877-940-7202.

PRIVACY NOTICE
FACTS	WHAT DOES PREDEX DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PREDEX chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PREDEX share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-940-7202

Who we are
Who is providing this notice?	PREDEX
What we do
How does PREDEX protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PREDEX collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ PREDEX does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ PREDEX does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ PREDEX doesn’t jointly market.

Investment Advisor
PREDEX Capital Management, LLC
18500 Von Karman Ave, Suite 350
Irvine, CA 92612

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
RSM US LLP
555 Seventeenth Street, Suite 1000
Denver, CO 80202

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling (877) 940-7202 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling (877) 940-7202.

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Carol A. Broad is a financial expert, as defined in Item 3 of Form N-CSR. Carol A. Broad is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $33,500

2016 - $9,500

(b)	Audit-Related Fees

2017 - $0

2016 - $0

(c)	Tax Fees

2017 - $5,000

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - $0

2016 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	100.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $5,000

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

A copy of the proxy voting policies and procedures is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The management of the Registrant’s investment portfolio will be the responsibility of the Adviser and its Co-Portfolio Managers Grayson Sanders and Michael Achterberg.

J. Grayson Sanders

J. Grayson Sanders has served as President and Chief Investment Officer of the Adviser since January 2013.  Additionally, Mr. Sanders serves as Managing Principal of Mission Realty Advisors, LLC, a position held since February 2011.   Mr. Sanders served as President of CNL Fund Advisors, Co., from 2004 to 2009 where he created and managed a global REIT mutual fund. He served from 2000 to 2004 as a Managing Director with AIG Global Real Estate Investment Corp. in New York, where he managed product development and capital formation for several international, opportunistic real estate funds for large institutional investors, investing in Europe, Asia and Mexico. Prior to AIG, Mr. Sanders was Executive Managing Director for CB Richard Ellis Investors where he was involved in product development and placement with institutional investors.

From 1991 to 1996 Mr. Sanders served as Director of Real Estate for the Ameritech Pension Trust in Chicago, where he managed the $1.5 billion real estate portfolio within the $13 billion defined benefit plan. In 1972, Mr. Sanders co-founded a real estate investment and consulting firm, The Landsing Corporation, which sponsored finite-life REITs and private partnerships. It grew to employ over 200 professionals. After serving as an officer in the U.S. Navy for four years, Mr. Sanders began his business career at Alex Brown & Sons, the Baltimore based investment banking firm.

Mr. Sanders served on the Boards of both the Pension Real Estate Association (PREA) and the National Association of Real Estate Investment Trusts (NAREIT) where he was co-chairman of its Institutional Investor Committee. He has also served on the boards of several non-profits. He was a lecturer at Stanford Business School in 1985 where he taught a course entitled, "Essentials of Real Estate Investment and Development".  He has been a frequent speaker at trade association events and other forums over his entire career.

Mr. Sanders received a BA from the University of Virginia and an MBA from Stanford Business School where he was later President of the Alumni Association.

Michael Achterberg

Michael Achterberg serves as Chief Operating Officer of the Adviser, a position held since March 2013, and has 28 years of experience in the investment industry. He has extensive experience in fund management including due diligence, the allocation of capital and general supervision for multi-manager funds. Previously, Mr. Achterberg served as Chief Financial Officer for more than two years at CITIC Securities International Partners which conducted China focused investment banking and private equity from offices in Los Angeles, New York, Hong Kong and Beijing. Prior to that he was a partner for 15 years at Strome Investment Management whose principal products were funds-of-funds and a global macro multi-manager strategy. Until 1994 he was an Audit Manager for Coopers & Lybrand working exclusively in the investment industry with advisers and funds. While there he served on the national quality review program for the Investment Company practice.

Other accounts managed by Portfolio Managers:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Both Portfolio Managers receive a fixed salary.

As of April 30, 2017, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
J. Grayson Sanders	$10,001 to $50,000
Michael Achterberg	over $100,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PREDEX

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 7/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 7/10/17

By (Signature and Title)

/s/ Michael Achterberg

Michael Achterberg, Principal Financial Officer/Treasurer

Date 7/10/17